SPROTT FUNDS TRUST

Sprott Gold Fund

Supplement dated November 20, 2019 to the Proxy Statement dated November 6, 2019

This Supplement provides new and additional information beyond that contained in the Proxy Statement and should be read in conjunction with the Sprott Gold Fund’s Proxy Statement.

Effective November 15, 2019, Ryan McIntyre is no longer a portfolio manager of The Tocqueville Gold Fund. As a result, if shareholders approve the reorganization contemplated by the Proxy Statement, Mr. McIntyre will not serve as a portfolio manager of the Sprott Gold Fund or in any capacity for Sprott Asset Management USA, Inc., the proposed sub-adviser for the Sprott Gold Fund, after the closing of the reorganization. Accordingly, all references to Mr. McIntyre in the Proxy Statement are hereby deleted.